Prepayments and Other Current Assets, Net	12 Months Ended
Dec. 31, 2024
Prepayments and Other Current Assets, Net [Abstract]
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
6.	PREPAYMENTS AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets, net consist of the following:

	As of December 31,
	2023	2024	2024
	HK$	HK$	US$
Prepayment for operating expenses	393,421	3,693,799	475,532
Deferred IPO costs	2,440,921	5,137,874	661,441
Others	128,036	807,895	104,008
Total	2,962,378	9,639,568	1,240,981